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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 26, 2004


                                  CWABS, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                   333-109272             95-4596514
    ----------------------------        ------------       -------------------
    (State or Other Jurisdiction        (Commission          (I.R.S. Employer
          of Incorporation)             File Number)       Identification No.)


        4500 Park Granada
      Calabasas, California                                       91302
     -----------------------                                    ----------
      (Address of Principal                                     (Zip Code)
       Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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


Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2004-1 (the "Certificates"), CWABS, Inc. filed an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes on February 26, 2004. The opinion is annexed hereto as Exhibit 8.1. This opinion is being filed again with the sole purpose of correctly filing it under Registration File No. 333-109272.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             8.1   Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters.




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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 27, 2004 and prospectus supplement dated January 27, 2004, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-1.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                  By: /s/ Celia Coulter
                                      --------------------
                                  Name:    Celia Coulter
                                  Title:   Vice President



     Dated: April 12, 2004



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Exhibit Index

Exhibit                                                                   Page
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8.1     Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters           5